SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 8, 2005

                                CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-29299                                                 41-1457090
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                              3400 West 66th Street
                             Edina, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 944-7777
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 8, 2005, the shareholders of CorVu Corporation (the "Company") approved the amendment of its 1996 Stock Option Plan (the "1996 Plan") to increase the shares reserved under the Plan from 4,500,000 to 8,000,000. The shareholders also approved the 2005 Equity Incentive Plan ("2005 Plan"), which provides for the issuance of up to 5,000,000 shares of common stock pursuant to incentive and non-qualified stock option grants and restricted stock awards. The term of the 2005 Plan is until October 24, 2015. Copies of the 1996 Plan, as amended, the 2005 Plan and Form of Nonqualified Stock Option Agreement under the 2005 Plan are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements: None.

      (b)   Pro forma financial information: None.

      (c)   Shell Company Transactions. None.

      (d)   Exhibits:

            10.1 CorVu Corporation 1996 Stock Option Plan, as amended through June 29, 2005

            10.2  CovVu Corporation 2005 Equity Incentive Plan

            10.3 Form of Nonqualified Stock Option Agreement under 2005 Equity Incentive Plan

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CORVU CORPORATION


                                         By  /s/ David C. Carlson
                                             ------------------------
Date:  December 9, 2005                      David C. Carlson
                                             Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K

                                CORVU CORPORATION

Date of Report:                                             Commission File No.:
December 8, 2005                                                  0-29299



EXHIBIT NO.          ITEM
-----------          ----

10.1  CorVu Corporation 1996 Stock Option Plan, as Amended through June 29, 2005

10.2  CovVu Corporation 2005 Equity Incentive Plan

10.3  Nonqualified Stock Option Agreement under 2005 Equity Incentive Plan